SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                          Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                         ENHANCED SERVICES COMPANY, INC.
               (Name of Registrant as Specified in its Charter)


     _____________________________________________________________________
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

      2.    Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      4.    Proposed maximum aggregate value of transaction:

      5.    Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.    Amount Previously Paid:
      2.    Form, Schedule or Registration Statement No.:
      3.    Filing Party:
      4.    Date Filed:

                         ENHANCED SERVICES COMPANY, INC.

                            16000 BARKERS POINT LANE
                              HOUSTON, TEXAS 77079
                  TELEPHONE (281) 556-5051 O FAX (281) 556-5035

   ------------------------------------------------------------------------

                 NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS

   ------------------------------------------------------------------------

Dear Stockholder:

      You are cordially invited to attend the 1997 Annual Meeting of Stockholders to be held on Tuesday, May 20, 1997, at 10:00 a.m., at the Company's principal offices at 16000 Barkers Point Lane, Houston, Texas, to consider and act upon the following matters:

      1. the election of six directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified;

      2. the ratification of the appointment of Schumacher & Associates, Inc. as the Company's independent auditors; and

      3.    such other business as may properly come before the meeting.

      At the meeting, the Company's management will report on operations, and you will have an opportunity to ask questions. Whether or not you plan to attend, please sign, date and return your enclosed proxy.

      Thank you for your continued interest in the Company.

                                                      Bertram Pariser, Ph.D.
April 22, 1997                                        Secretary

                       ENHANCED SERVICES COMPANY, INC.

                               PROXY STATEMENT
                                     FOR
                     1997 ANNUAL MEETING OF STOCKHOLDERS

      The enclosed proxy is solicited by Enhanced Services Company, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held at the Company's principal offices at 16000 Barkers Point Lane, Houston, Texas, on Tuesday, May 20, 1997 at 10:00 a.m., or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders.

      Properly executed proxies received before or at the meeting will be voted. If a stockholder instructs how the proxy is to be voted by appropriately marking it, it will be voted as marked. If such instruction is not marked, it will be voted (1) FOR the election of the six directors nominated by the Board of Directors, and (2) FOR ratification of the appointment of Schumacher & Associates, Inc. as the Company's independent auditors. The Company is not aware of any other matter intended to be presented at the meeting. The approximate date on which this Proxy Statement and the accompanying form of proxy are being mailed to record holders of the Company's Common Stock is April 22, 1997. If other matters properly come before the meeting, it is the intention of the persons named in the proxy to vote on them in their discretion.

      Only holders of Common Stock, $.001 par value per share, of the Company of record at the close of business on April 21, 1997 (the "Record Date") are entitled to notice of and to vote at the meeting. The approximate date on which this Proxy Statement and the accompanying form of proxy are being mailed to record holders of the Company's Common Stock is April 22, 1997. On the Record Date, there were 1,123,174 shares of Common Stock outstanding, each entitled to one vote on all matters submitted for stockholder approval.

      Execution and delivery of a proxy will not affect a stockholder's right to attend the meeting and to vote at the meeting in person. A stockholder in whose name shares of Common Stock are registered as of the Record Date and who has given a proxy may revoke it anytime before it is voted by executing and delivering a written revocation to the Secretary of the Company, by execution and delivery of a later dated proxy, or by attending the meeting and voting by ballot. Attendance alone at the meeting, however, will not revoke a proxy.

      A stockholder who is a beneficial owner, but not an of record registered owner, as of the Record Date cannot vote his or her shares of Common Stock except by the stockholder's broker, bank or nominee in whose name the shares are registered executing and delivering a proxy on the stockholder's behalf or by the stockholder attending the meeting with a proxy or other authorization to vote from the registered owner and voting by ballot at the meeting.

      The Company will bear the cost of soliciting proxies. It will reimburse brokerage firms and other persons representing beneficial owners of shares of Common Stock for their expenses in forwarding solicitation material to such beneficial owners. Certain of the Company's directors, officers and regular employees may also solicit proxies, without additional compensation.

                        PRINCIPAL HOLDERS OF COMMON STOCK

      The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of April 1, 1997 by each stockholder whom the Company knows to own beneficially more than 5% of its Common Stock:

                              AMOUNT AND NATURE            PERCENT OF
NAME AND ADDRESS         OF BENEFICIAL OWNERSHIP (1)       OUTSTANDING
----------------         --------------------------        -----------
Kenneth M. Duckman                 648,242 (2)                57.7%(2)
16000 Barkers Point Lane
Houston, TX 77029

Ralph LaBarge                       86,470 (3)                 8.2%(3)
2110 Priest Bridge Drive
Crofton, MD 21114
---------------
      (1) Excludes shares of Common Stock in which a registered investment advisor has certain discretionary powers, except as set forth below. See, "Election of Directors - Directors and Nominees," note 5, below.
      (2) Includes (a) 587,200 shares of Common Stock in which said investment advisor has certain discretionary powers of which Mr. Duckman is the beneficial owner, (b) 47,667 shares of Common Stock in which said investment advisor has such powers held by a charitable trust for which Mr. Duckman is a co-trustee, and (c) 7,800 shares of Common Stock which Mr. Duckman has the right to acquire within 60 days on exercise of options.
      (3) Includes 2,000 shares of Common Stock which Mr. LaBarge has the right to acquire within 60 days on exercise of options.

                              ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES

      Six directors are to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote all proxies received FOR the election of the six nominees named below, who are presently all the directors of the Company. However, in the event any nominee should become unavailable or decline to serve as a director, the proxy holders may vote for the election of such other person as the Board of Directors may recommend in the place of such nominee. The Company is not aware of any nominee who will be unable or decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until his successor has been elected and qualified. Set forth below is information, as of April 1, 1997, concerning the Company's directors and nominees, and concerning its directors and executive officers as a group:

                           POSITION WITH         NUMBER       PERCENT OF
   NAME                     THE COMPANY         OF SHARES     OUTSTANDING
-----------------------    -------------        ---------     -----------
Kenneth M. Duckman        President (Chief      648,242(1)       57.7%(1)
                          Executive Officer)
                           and Director

Bertram Pariser, Ph.D.    Director and            8,000(2)       *
                           Secretary (A)

Michael Bernard           Director (A)           14,500(3)        1.2%(3)

Ralph LaBarge             Director               86,470(4)        7.6%(4)

John Meaney               Director (A)            5,000(2)       *

Bill S. Murski, III       Director               36,000(5)        3.2%(5)

Directors and Executive                         804,812(6)       71.7%(6)
Officers as a Group (7 persons)
---------------
      *     Constitutes less than 1%.

     (A)  Member of the Compensation Committee.

     (1)  See, "Principal Holders of Common Stock," note 2.

     (2) The listed director has the right to acquire the listed shares within 60 days on exercise of options.

     (3) Includes 2,500 shares of Common Stock held by a trust of which Mr. Bernard is a trustee and 8,000 shares of Common Stock which Mr. Bernard has the right to acquire within 60 days on exercise of options.

     (4) Includes 2,000 shares of Common Stock which Mr. LaBarge has the right to acquire within 60 days on exercise of options.

     (5) Includes 35,000 shares of Common Stock in which Mr. Murski, as a registered investment advisor, has shared discretionary voting and investment power. Excludes the following in which Mr. Murski has such powers: the 587,200 and 47,667 shares of Common Stock referred to in "Principal Holders of Common Stock," note 2, above, and the 2,500 shares of Common Stock referred to in note 3, above.

     (6) See notes 1 through 5, above. Includes 9,500 shares of Common Stock which Robert C. Smith, the Company's Treasurer (Chief Financial Officer), has the right to acquire within 60 days on exercise of options.

      KENNETH M. DUCKMAN, age 44, has been President (Chief Executive Officer) and a director of the Company since 1992. Mr. Duckman has been President (Chief Executive Officer) of Laptop Solutions, Inc. (LSI), a wholly-owned subsidiary of the Company since 1992, from LSI's inception in 1991. He was the founder of LTC Technologies, Inc., d/b/a Source One Systems (field automation technology specialists), and served as its President from 1984 to 1991.

      BERTRAM PARISER, Ph.D., age 56, has been a director and Secretary of the Company since 1993. He is Dean of the College at TCI, The College for Technology, and a faculty member of the electronic engineering technology department, lecturing in physics. Since 1966, he has been the President of The M.I.T.C.U. Corporation, (technology consulting to investment banking firms and private clients). Dr. Pariser earned a B.S. degree from MIT in 1961 and an M.S. and Ph.D. in electrical engineering from Columbia University in 1963 and 1965, respectively. He is a cousin of Mr. Duckman.

      MICHAEL BERNARD, age 44, has been a director of the Company since 1993. Mr. Bernard has been the President (Chief Executive Officer) of MindMap Software Corporation (software) since 1996. Prior thereto, he was a consultant in the field of international marketing and distribution for high technology communications and computer products. From 1991 to 1992, Mr. Bernard was Vice-President, International Sales and Marketing, for Portable Products of U.S. Robotics, Inc. (computer modems). Prior to its acquisition by U.S. Robotics, Inc., Mr. Bernard was co-founder of Touchbase Systems, Inc. (modem and communication products), serving as Director of International Sales and Marketing from 1985.

      JOHN MEANEY, age 50, has been a director of the Company since 1993. Since 1996 he has served as Vice-President of Sales of Olicom, Inc. (networking communication products). From 1992 to 1996, Mr. Meaney was Vice-President and General Manager of the Panasonic Personal Computer Company, where he was responsible for establishing Panasonic in the notebook computer business. As Director of the Southern Region for Toshiba from 1988 to 1992, Mr. Meaney had responsibility for building the region to the leading producer for Toshiba. Mr. Meaney earned a B.A. in economics from the University of Notre Dame in 1968 and a M.B.A.'s in marketing and finance from Long Island University and Fairleigh Dickenson University in 1982.

      RALPH LABARGE, age 41, has been a director of the Company since 1995. He founded the predecessor of the Company's NB Engineering, Inc. wholly-owned subsidiary in 1985. Mr. LaBarge has served as President and Chief Technical Officer at NB Engineering, Inc. and its predecessor since 1985. He has a B.A. in electrical engineering from the University of Delaware and masters degrees in computer science and in electrical engineering from Johns Hopkins University.

      BILL S. MURSKI, III, age 36, has been a director of the company since April 1997. He has been Senior Vice President and Director of Investment Advisory Services of FCA Corp. (financial advisory services) and Vice President of Nashville Properties (real estate investment) since 1989. Prior thereto, he was a Senior Associate with Kors, Malar & Associates (management advisory services). Mr. Murski earned a B.B.A. in accounting from the University of Texas at Austin in 1983 and an M.B.A. in finance from the University of Houston in 1985.

BOARD MEETINGS AND COMMITTEES

The Board of Directors of the Company held six formal meetings during its fiscal year ended November 30, 1996. Each director other than Mr. Bernard and Mr. Meaney attended more than 75% of the total number of Board of Directors meetings held during the fiscal year. The Board of Directors has no standing Audit or Nominating Committee. Its Compensation Committee reviews the compensation levels of officers and directors of the Company and determines option grants under its Incentive Stock Option Plan. Its members are Mr. Bernard, Mr. Meaney and Dr. Pariser.

COMPENSATION OF DIRECTORS

Directors do not receive a salary for their services as directors, although they are reimbursed for expenses incurred in attending Board meetings. The Company grants each non-employee director a non-qualified stock option for 2,000 shares of Common Stock, on his election or re-election as a director for his serving as a director. Mr. Bernard, Mr. Meaney and Dr. Pariser each received an option to purchase 2,000 shares of the Company's Common Stock at $4.25 per share with respect to their election as directors during 1996.

EXECUTIVE OFFICERS

   The Company has two executive officers, Kenneth M. Duckman, its President (Chief Executive Officer), and Robert C. Smith, its Treasurer (Chief Financial Officer). Mr. Duckman's age, business experience and number of shares of Common Stock owned are set forth under "Directors and Nominees," above. Such information with respect to Mr. Smith is set forth in the following table:



                                BUSINESS                NO. OF      PERCENT OF
  NAME             AGE         EXPERIENCE               SHARES      OUTSTANDING

Robert C. Smith     57   Mr. Smith has been Treasurer   10,100 (1)      *
                         (Chief Financial Officer) of
                         the Company since  1993.
                         Before then, Mr. Smith
                         served as President of
                         Horizon Computer Resources,
                         Inc.,  a full service
                         consulting and automation
                         advisory firm.
--------------
      *     Constitutes less than 1%.

      (1) Includes 9,500 shares of Common Stock which Mr. Smith has the right to acquire within 60 days on exercise of options.

EXECUTIVE COMPENSATION AND OPTIONS

The following table sets forth all compensation paid to Mr. Duckman during the Company's last three fiscal years:

                           SUMMARY COMPENSATION TABLE

              ANNUAL COMPENSATION           LONG TERM COMPENSATION
              -------------------    ---------------------------------
                                     SHARES OF COMMON
                                          STOCK
  FISCAL                               UNDERLYING           ALL OTHER
   YEAR       SALARY     BONUS          OPTIONS           COMPENSATION
  ------      ------     -----       ----------------     ------------
   1996       $70,000   $  - 0 -          -0-                  -0-
   1995       $90,000      - 0 -          -0-                  -0-
   1994       $60,000   $ 6,000         39,000                 -0-

The following table sets forth information concerning options exercised by Mr. Duckman during the Company's fiscal year ended November 30, 1996 and the number shares of Common Stock underlying unexercised options held by Mr. Duckman at November 30, 1996:

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES
                        ---------------------------------

                                                          VALUE OF UNEXERCISED
   SHARES                      NUMBER OF UNEXERCISED     IN-THE-MONEY OPTIONS AT
  ACQUIRED                     OPTIONS AT FY-END (#)             FY-END ($)
ON EXERCISE  VALUE REALIZED  EXERCISABLE/UNEXERCISABLE  EXERCISABLE/UNEXERCISABLE(1)
-----------  --------------  -------------------------  ----------------------------
    -0-           -0-               7,800/0                 $32,214/0

 (1) Based on the fair market value of the Common Stock as of November 30, 1996 of $6.63 per share, the average its high/low, bid/ask prices for that date as reported by National Quotations Bureau, Inc.

RELATED PARTY INFORMATION

 The Company has a line of credit, secured by its inventory and accounts receivable, in which a trust of which Mr. Duckman is a co-trustee has a 50% lending participation. On May 1, 1996, in connection with its increasing its borrowing under the line of credit to $500,000, the Company granted options for 10,000 shares of Common Stock to the participants in the loan, pro rata to their participations, exercisable at $4.00 per share until January 18, 2000. The Company is required to make monthly payments of interest on its borrowings under the line of credit at the annual rate equal to 2% above the prime rate published by THE WALL STREET JOURNAL until June 1, 1997, when the full principal amount plus any accrued interest thereon becomes payable.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION AS DIRECTORS OF THE SIX NOMINEES NAMED IN THIS PROXY STATEMENT.

                       RATIFICATION OF THE APPOINTMENT OF
                        SCHUMACHER & ASSOCIATES, INC.
                           AS INDEPENDENT AUDITORS

The Board of Directors has appointed Schumacher & Associates, Inc. as the Company's independent auditors for its current fiscal year and is seeking stockholder ratification of the appointment. However, the Board of Directors may appoint other auditors for the fiscal year anytime without stockholder approval if it determines that a change in auditors would be in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION FOR THE APPOINTMENT OF SCHUMACHER & ASSOCIATES, INC. AS THE COMPANY'S INDEPENDENT AUDITORS.

                              OTHER INFORMATION

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE OF ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and beneficial holders of 10% of its Common Stock to file with the Securities and Exchange Commission reports of ownership and changes in ownership within specified periods. The Company believes that all such filing requirements have been satisfied.


SUBMISSION OF STOCKHOLDERS' PROPOSALS

The 1998 Annual Meeting of Stockholders is expected to be held in May 1998, with the mailing of proxy materials for such meeting expected to be in April 1998. All proposals of stockholders intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received at the Company's executive office by December 23, 1997 to be considered for inclusion in the Proxy Statement and form of proxy related to that meeting.

                                    Bertram Pariser, Ph.D.
                                    Secretary

April 22, 1997

                         ENHANCED SERVICES COMPANY, INC.
             ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 20, 1997
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Kenneth M. Duckman and Bertram Pariser, Ph.D., and each one of them, as proxy and attorney-in-fact of the undersigned, with full power of substitution, to represent and vote, as designated below, all shares of Common Stock of Enhanced Services Company, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at its principal offices at 16000 Barkers Point Lane, Houston, Texas on Tuesday, May 20, 1997, at 10:00 a.m., and at any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES LISTED IN ITEM 1 AND FOR ITEM 2.

1.  Election of Directors
    [ ] FOR all nominees listed below             [ ] WITHHOLD authority to vote
    (EXCEPT AS MARKED TO THE CONTRARY BELOW).     for all nominees listed below.

NOMINEES:   MICHAEL BERNARD, KENNETH M. DUCKMAN, RALPH LABARGE, JOHN MEANEY,
            BILL S. MURSKI, III, BERTRAM PARISER, PH.D.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2. Ratification of the appointment of Schumacher & Associates, Inc. as the Company's independent auditors:

    [ ] FOR              [ ] AGAINST              [ ] ABSTAIN

                           (Continued on reverse side)
--------------------------------------------------------------------------------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1, FOR ITEM 2, AND IN THE DISCRETION OF EITHER PROXY HOLDER WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                       Dated:                             , 1997

                                       Signed


                                                (Stockholder(s) sign above)

                                          NOTE: Please sign exactly as your
                                          name appears hereon. Joint owners
                                          should each sign personally. A
                                          corporation should sign full
                                          corporate name by duly authorized
                                          officers and affix corporate seal.
                                          When signing as attorney, executor,
                                          administrator, trustee or guardian,
                                          give full title as such.

          PLEASE RETURN PROMPTLY IN ENCLOSED ENVELOPE WHICH REQUIRES NO
                         POSTAGE IF MAILED IN THE U.S.